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                                                                 EXHIBIT 24.1


                               POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Hadson Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Greg G. Jenkins and Robert P. Capps, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, to execute and file any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and the Securities Act of 1934, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect of either thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with (i) the issuance by the Company of the shares of the Common Stock, $.01 par value of the Company ("Common Stock") issuable pursuant to the Company's 1992 Equity Incentive Plan and the Company's Chairmanship Fee Plan, in each case as the same may be amended from time to time, and (ii) the offering and sale by each of Messrs. J. Michael Adcock, J. Frank Haasbeek, James L. Payne, Michael J. Rosinski and B. M. Thompson of the aggregate 24,000 shares of Common Stock automatically granted to such persons pursuant to the Equity Incentive Plan on May 20, 1994, pursuant to filings under the Act of one or more registration statements by the Company on Form S-8 or any other appropriate form, including any and all amendments (including, without limitation, any amendment or amendments increasing the number or types of securities for which registration is sought) and post-effective amendments thereto or supplements to the prospectuses contained therein (collectively, the "Registration Statement"), with all exhibits and any and all documents required to be filed as a part of or in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, until this Power of Attorney is superseded or revoked, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the names of the undersigned Directors of the Company in their capacity as Directors thereof to the Registration statement and to any instruments or documents filed as part of or in connection with the Registration Statement, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to effectuate the same, as fully as he himself might or could do if personally present; and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, shall do or cause to be done by virtue hereof.

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IN WITNESS WHEREOF, the undersigned have subscribed these presents on this 10th of November, 1994.



/s/ J. MICHAEL ADCOCK                              /s/ JAMES L. PAYNE
_____________________________                      _____________________________
    J. MICHAEL ADCOCK                                  JAMES L. PAYNE

/s/ J. E. CANNON                                   /s/ MICHAEL J. ROSINSKI
_____________________________                      _____________________________
    J. E. CANNON                                       MICHAEL J. ROSINSKI

/s/ J. FRANK HAASBEEK                              /s/ B. M. THOMPSON
_____________________________                      _____________________________
    J. FRANK HAASBEEK                                  B. M. THOMPSON

/s/ GREG G. JENKINS                                /s/ R. A. WALKER
_____________________________                      _____________________________
    GREG G. JENKINS                                    R. A. WALKER